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                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Aladdin Gaming Holdings, LLC and Aladdin Capital Corp. of our report dated 20 May 1997 relating to the financial statements of London Clubs International plc, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ PRICE WATERHOUSE
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                                          Price Waterhouse
                                          CHARTERED ACCOUNTANTS
                                          AND REGISTERED AUDITORS

London
8 April 1998